SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       November 30, 1998
                                                --------------------------------

                                 Unidigital Inc.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-27664                 13-3856672
-------------------------------------------------------------------------------
      (State or Other             (Commission             (IRS Employer
       Jurisdiction              File Number)          Identification No.)
     of Incorporation)


229 West 28th Street, New York, New York                             10001
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code      (212) 244-7820
                                                  ------------------------------

-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 2. ACQUISITION OF ASSETS.

     On November 30, 1998, Unidigital Inc., a Delaware corporation (the "Company"), consummated the acquisition (the "Acquisition") of all of the issued and outstanding capital stock of SuperGraphics Holding Company, Inc., a Delaware corporation ("SuperGraphics"). As a result of the Acquisition, SuperGraphics became a wholly-owned subsidiary of the Company. SuperGraphics provides grand format, digitally printed vehicle graphics. The Company intends to continue such line of business. The purchase price included a cash payment of approximately $15,900,000, the issuance of 135,393 shares of restricted Common Stock of the Company (approximately $600,000) and the issuance of five-year warrants to purchase 225,000 shares of the Company's Common Stock at an exercise price of $5.64 per share. The purchase price also includes a deferred cash payment equal to the difference between (i) EBITDA, as defined, multiplied by six and (ii) $16,500,000. Such deferred cash payment, if any, is payable no later than March 15, 1999. In addition, subject to certain limitations, the Company granted "piggyback" registration rights to the sellers of SuperGraphics. Of the purchase price, approximately $233,000 in cash and 135,393 shares of restricted Common Stock of the Company is being held in escrow for a period of one year to satisfy any indemnification claims.

     In determining the purchase price, the Company considered, among other factors: (i) the composition of the assets of SuperGraphics, in particular, the strength of its balance sheet; (ii) the business, operations and prospects of SuperGraphics; (iii) the financial statements and other relevant financial and operating data of SuperGraphics; (iv) the historical and projected financial information prepared by the management of SuperGraphics; and (v) the past and projected revenues generated from the customers of SuperGraphics.

     The Company funded the cash portion of the purchase price from proceeds of a term loan from Canadian Imperial Bank of Commerce ("CIBC") and a subordinated loan from CIBC Wood Gundy Capital Corp. ("CWGCC"). See "Item 5. Other Events." below.

     ITEM 5. OTHER EVENTS.

     In order to consummate the Acquisition, the Company amended its credit facility with CIBC to increase its term loan from $25,000,000 to $32,000,000. As a result, the Company's aggregate credit facilities with CIBC increased from $45,000,000 to $52,000,000. Upon consummation of the Acquisition, SuperGraphics became a wholly-owned subsidiary of the Company. As such, CIBC required SuperGraphics and its wholly-owned subsidiary, SuperGraphics Corporation, a California corporation ("Sub"), to guarantee the Company's credit facilities with CIBC. In addition, the Company supplemented its security agreement and pledge agreement with CIBC such that the assets and common stock of SuperGraphics acquired in the Acquisition will be included as collateral for such credit facilities. SuperGraphics also pledged all of its equity interests in Sub as collateral for such credit facilities.

     In addition to the foregoing, the Company borrowed a principal amount of $10,000,000 pursuant to a subordinated unsecured loan (the "Subordinated Loan") from CWGCC. The Subordinated Loan matures on March 31, 2004 and bears interest at a rate per annum equal to the sum of (i) 12.50% plus (ii) an additional percentage amount equal to 0.25% commencing on November 30, 1999 and increasing by 0.25% following the last day of each 90-day period thereafter. Until November 30, 1999, at the option of CWGCC, interest is payable in additional notes, Common Stock of the Company or warrants to purchase Common Stock of the Company. Thereafter, interest is payable in either additional notes or cash, depending on certain coverage ratios and, in the case of cash interest payments, the approval of CIBC. The Company will incur an additional premium of 5.0% on any prepayments of the Subordinated Loan made prior to November 30, 1999. Such additional premium will be reduced by 100 basis points on December 1, 1999 and shall be reduced by such amount on each December 1st thereafter until December 1, 2003. In connection with the Subordinated Loan, the Company issued ten-year warrants to CWGCC to purchase 440,000 shares of the Company's Common Stock at an exercise price not to exceed $5.00 per share. In the event the Company has not paid the loan in full by November 30, 1999 (subject to extension in certain instances), the Company will issue ten-year warrants to CWGCC to purchase an additional 200,000 shares of the Company's Common Stock at an exercise price not to exceed $5.00 per share. In the event the Subordinated Loan has not been paid in full by May 31, 2001, the exercise price of such warrants shall be reduced by $1.00 per share and, on each anniversary of such date, such exercise price shall be reduced by an additional $1.00 per share. In addition, subject to certain limitations, the Company granted registration rights, including "demand" registration rights, to CWGCC.

     Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Information of Business Acquired.

     To be filed by amendment. The Company believes that it is impracticable to provide such financial information as of the date hereof. Such information shall be filed with the Commission no later than February 13, 1999.

     (b) Pro Forma Financial Information (unaudited).

     To be filed by amendment. The Company believes that it is impracticable to provide such financial information as of the date hereof. Such information shall be filed with the Commission no later than February 13, 1999.

     (c) Exhibits.

     Exhibit No.                          Description of Exhibit

      4.1                                 Form of  Warrant  Agreement  issued to
                                          the   stockholders  of   SuperGraphics
                                          Holding Company, Inc.

      4.2 Warrant Agreement dated as of November 25, 1998 by and between Unidigital Inc. and CIBC Wood Gundy Capital Corp.

      4.3 Registration and Equity Rights Agreement by and between Unidigital Inc. and CIBC Wood Gundy Capital Corp.

      10.1 Agreement for Purchase and Sale of Stock dated as of November 16, 1998 by and among Unidigital Inc., SuperGraphics Holding Company, Inc. ("Holding"), SuperGraphics Corporation and the stockholders of Holding.

      10.2 Amendment No. 3 to Credit Agreement dated as of November 30, 1998 by and among Unidigital Inc., the several lenders from time to time parties thereto and Canadian Imperial Bank of Commerce.

      10.3 Securities Purchase Agreement dated as of November 25, 1998 by and among Unidigital Inc., Unison (NY), Inc., Unison (MA), Inc., Unidigital Elements
                                          (NY), Inc.,  Unidigital Elements (SF),
                                          Inc. and Mega Art Corp.

      10.4 Senior Subordinated Increasing Rate Note dated November 30, 1998 of Unidigital Inc. payable to CIBC Wood Gundy Capital Corp. in the principal amount of $10,000,000.

                                   SIGNATURES
                                   ----------




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       Unidigital Inc.



                                       By: /s/William E. Dye
                                          -------------------------------------
                                          William E. Dye, Chairman of
                                          the Board and Chief Executive
                                          Officer (Principal Executive,
                                          Financial and Accounting Officer)




Date: December 14, 1998